BioSpecifics
TECHNOLOGIES CORP.

Corporate Presentation

February 2010

Forward Looking Statements

This presentation includes "forward-looking statements" within the meaning of the Securities Act of 1933, as amended, and the Securities and Exchange Act of 1934, as amended. All statements other than statements of historical facts are "forward-looking statements" for purposes of these provisions, including any projections of earnings, revenues or other financial items, any statements of the plans and objectives of management for future operations, any statements concerning proposed new products or licensing or collaborative arrangements, any statements regarding future economic conditions or performance, and any statement of assumptions underlying any of the foregoing. In some cases, forward-looking statements can be identified by the use of terminology such as "may," "will," "expects," "plans," "anticipates," estimates," "potential," or "continue" or the negative thereof or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements contained in this presentation are reasonable, there can be no assurance that such expectations or any of the forward-looking statements will prove to be correct, and actual results could differ materially from those projected or assumed in the forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to inherent risks and uncertainties, including but not limited to the risk factors set forth in our Form 10-K. All forward-looking statements and reasons that results may differ included in this presentation are made as of the date hereof, and we assume no obligation to update these forward-looking statements or reasons why actual results might differ.

BioSpecifics

Highlights

- Focused on development and commercialization of collagenase-based products
  - Collagenase: enzyme that breaks down collagen
  - Over 2300 patients treated; tested in 11 indications
- Partnered with Auxilium for development of injectable collagenase (XIAFLEX™)*
  - Low double digit royalties plus markup on COGS
  - Additional payments to come from Auxilium-Pfizer EU development, commercialization and supply agreement
- Lead indications for XIAFLEX™
  - **Dupuytren's Disease** –BLA accepted with priority review;
  - Unanimous FDA Advisory Committee Vote for Approval in Sept. 2009 (12-0)
  - **Peyronie's Disease** –Phase 2b results reported in Dec. 2009
  - **Frozen shoulder** – Completed Phase 2a
- Current cash sufficient to fund operations through first half of 2012

* Trademark of Auxilium Pharmaceuticals

BioSpecifics

Deep Product Pipeline


Indications
Phase 1
Phase 2
Phase 3
Marketing
Dupuytren's Disease
Peyronie's Disease
Frozen Shoulder
Lipoma
Cellulite

11 Indications Clinically Tested with Collagenase

- Dupuytren's disease
- Peyronie's disease
- Frozen Shoulder
- Lipoma
- Cellulite
- Keloids
- Hypertrophic scars
- Scarred tendons
- Glaucoma
- Herniated intervertebral discs
- Adjunct to vitrectomy

Auxilium XIAFLEX™ Development and License Partnership Agreement

- $15.4 million received to date
- Future milestones for:
  - Additional indications
  - Regulatory submissions and approvals in US or EU
  - Percentage of sub-licensing fees
- Future low double digit royalties as % of worldwide net sales
  - Includes sub-licensees
  - Flat rate, no tiering
  - Additional markup on COGS

Auxilium – Pfizer Partnership for XIAFLEX™ in Europe

- Pfizer responsible for marketing XIAFLEX for Dupuytren's disease and Peyronie's disease in 27 member countries of European Union and 19 other European and Eurasian countries
- $6.4 million upfront payment paid by Auxilium to BioSpecifics
- BioSpecifics to receive:
  - 8.5% of the $410 million in additional potential future milestone payments paid to Auxilium
    - $150 million regulatory, $260 million sales
      - $1.2 million to be received by BioSpecifics for MAA acceptance in Jan. 2010
    - Additive to milestones due under Auxilium partnership
  - Low double digit royalties and COGS markup independent of indication, territory, sales volume and whether Pfizer or Auxilium sells product

BioSpecifics

Dupuytren's Disease

Dupuytren's Disease

- Formation of a collagen cord in the palm that contracts and limits range of motion of fingers
- Currently treated with surgery but unattractive option for many patients
  - Painful
  - General anesthesia required
  - Unpredictable results and complications
    - One month recovery
    - High recurrence rate



Deep Flexor Tendon
Palmar fascia
Dupuytren's nodule
Superficial flexor tendon

BioSpecifics

Dupuytren's Disease
Collagenase: Treatment Advantages

- No anesthesia required
- Minimally invasive
- Office procedure

Pre-treatment



Post-treatment



BioSpecifics
TECHNOLOGIES CORP

Dupuytren's Disease Commercial Potential

- Market size
  - Prevalence in US and Europe:
    - 3-6% of population ~ 13.5-27 million
  - Patients seeking treatment: 1 million annually
  - Potential annual candidates: over 240,000
- Surgeons highly receptive
  - Physician surveys show potential use in 76% of medical/surgical candidates
- Price will be benchmarked to surgery (approximately $5,000 in U.S. – equates to $1,600 per vial)

Source: Auxilium Pharmaceuticals

Dupuytren's Disease
Auxilium's Phase 3 Results

- Overview
  - Primary endpoint: reduction in contracture to within 0-5° of normal
  - Primary and secondary endpoints were met with high statistical significance in Phase 3 trials
- Results
  - Cord I (**306** patients) in 16 US centers;
    - 203 patients received XIAFLEX and 103 received placebo
      - **64%** of XIAFLEX patients met primary endpoint vs. **6.8%** for placebo; $p<0.001$
    - Results published in *New England Journal of Medicine* 9/3/09
  - Cord II (**66** patients) 5 Australian centers
    - 45 patients received XIAFLEX and 21 received placebo
      - **44%** of XIAFLEX patients met primary endpoint vs. **4.8%** for placebo; $p<0.001$
- Recurrence: 6.7% after 12 months

Source: Auxilium Pharmaceuticals

BioSpecifics TECHNOLOGIES CORP

Dupuytren's Disease Phase 3 SAEs and AEs

- SAEs
  - Tendon rupture*
  - Ligament damage flexion pulley rupture
  - Tendonitis/ Hypertrophic tendonitis
  - Deep vein thrombosis
  - Complex regional pain syndrome
  - Finger deformity/ Boutonniere deformity
  - Proliferation of Dupuytren's
  - Sensory disturbance of hand
- Common Adverse Events
  - Peripheral edema 76%
  - Contusion 51%
  - Injection site pain 39%
  - Injection site hemorrhage 35%
- No correlation observed between AEs and antibody titers

Source: Auxilium Pharmaceuticals

*3 cases tendon rupture, all other SAEs 1 case

BioSpecifics

Dupuytren's Disease
Development Pathway and Pre-Launch Activities

- Unanimous FDA Advisory Committee Vote for Approval (12-0) on 9/16/2009
- Pfizer MAA under review by EMEA in EU
- Auxilium pre-launch activities
  - Gearing up for U.S. launch 60 days post-approval
  - 75-100 planned sales representatives contingent on approval
- 2-5 year observational follow-up study ongoing to assess durability/progression

Source: Auxilium Pharmaceuticals

Peyronie's Disease

Peyronie's Disease

- Excess of inelastic collagen causes penis curvature; distorts erection
- Affects over one million individuals worldwide
- Sexual dysfunction may result
- No current effective pharmaceutical therapies


Erect penis with Peyronie's


Glans
Inelastic collagen plaque causes curvature
Spongy erectile tissue

BioSpecifics

Peyronie's Disease – Current Surgical Treatment

- Painful
- General anesthesia required
- Mixed results
- Penis shortens
- Resistance by surgeons and patients

BioSpecifics
TECHNOLOGIES CORP

Peyronie's Disease
Market Size

- 475,000 patients seeking treatment annually in the US and Europe
- Over 210,000 potential candidates annually
- Market research shows 90% of US based urologists would use collagenase injection to avoid or delay surgery

Source: Auxilium Pharmaceuticals

Peyronie's Disease
BioSpecifics Positive Phase 2a Results

- Study 1030 – 25 patients
  - Promising results published in January 2008 *Journal of Sexual Medicine*
    - 55% rated as very much improved or much improved by investigator at 9 months post 2nd series
    - 66% met criteria for decrease in plaque size at 9 months post 2nd series
- Study 1035 – 10 patients
    - 67% (6/9 patients) rated as very much improved or much improved by investigator at 9 month follow-up post first series
    - 25% or greater reduction in deviation angle achieved in 89% (8/9 patients) of patients who completed the follow up schedule 9 month follow-up post first series

BioSpecifics
TECHNOLOGIES CORP

Peyronie's Disease
Phase 2b Results

- Measure improvement in (1) penile curvature and (2) patients' sexual quality of life using the Peyronie's disease Patient Reported Outcome (PRO) questionnaire
- Randomized, double-blind, placebo-controlled
- 145 patients assigned to 3:1 XIAFLEX™ to placebo
- Statistically significant change at 36 weeks in both improvement in penile curvature (p=0.001) and the PRO Peyronie's disease bother domain (p=0.046)
  - 29.7% mean improvement in penile curvature vs. 11.0% for placebo
  - 60.5% of patients achieved the endpoint of at least a 25% reduction in angle of curvature vs. 25.0% for placebo
  - No statistical significance for the PRO penile pain, intercourse discomfort or intercourse constraint domains
- Safe and well-tolerated, no new SAEs
- Auxilium to meet with FDA in 2Q10 to discuss results

Source: Auxilium Pharmaceuticals

Frozen Shoulder

- Inflammation and thickening of the shoulder capsule
- Trauma or unknown causes
- Affects between 20-50 million worldwide
- 700,000 patients visit doctors annually in U.S.
- Occurs in patients ages 40-70
- About 15% patients bilateral
- Current therapies include manipulation: painful and requires general anesthesia



Source: Auxilium Pharmaceuticals

Frozen Shoulder
Phase 2 Dose Response Study Results



Active elevation change from baseline at the 30-day visit
Mean Degree
40
30
20
10
0
n=15
n=16
p=0.19
n=15
p=0.25
n=14
p=0.02
0 kU
2.5 kU
5.0 kU
10 kU
Dose

BioSpecifics

Lipomas

- **Humans**
  - Primary diagnosis in 575,000 U.S. patients annually (1)
    - Do not improve without surgical intervention
  - Phase 1 trials show 90% success rate in decreasing the size by 50-90% after single treatment
- **Canines**
  - Found in 2.3% of dogs or 1.7 million in the U.S. (2,3)
  - Most frequent surgery in dogs
    - Requires general anesthesia
    - Risky for older dogs

1) National Ambulatory Care Survey 2000
2) Lund et al JAVMA May 1999
3) APPMA 2006

BioSpecifics

Corporate Summary

BioSpecifics

Intellectual Property

- Peyronie's and Dupuytren's Diseases have Orphan Drug designation status
  - 7 year exclusivity after commercialization
- 10 year exclusivity in EU anticipated by Auxilium
- Manufacturing and composition patent pending, royalties until 2027
- Royalty stream protected by pending patent claim
- BioSpecifics owns or controls patents covering:
  - Peyronie's Disease
  - Dupuytren's Disease
  - Wound healing
  - Improved debridement
  - Removal of adipose tissue
  - Other patents pending

Financial Highlights

- $9.3 million in cash as of 9/30/09
- $2.4 million in revenue for 9 months ended 9/30/09, vs. $1.2 million same period in 2008
- $1.4 million in net loss for 9 months ended 9/30/09, vs. $1.5 million same period in 2008
- 3Q 2009 net loss of $400,000 or $0.04 per basic and diluted share

Development Milestones

- Dupuytren's Disease
  - ✔ BLA accepted with Priority Review
  - ✔ 12 month Dupuytren's disease safety data presented at ASSH
  - ✔ FDA Advisory Committee unanimous vote for approval (12-0)
  - ✔ Pfizer anticipated to file in Europe in early 2010
  - ☐ FDA Approval
  - ☐ U.S. commercial launch 60 days post approval
- Peyronie's Disease
  - ✔ Announce Phase 2b results in December 2009
  - ☐ Meeting with FDA in 2Q10 to discuss Phase 2b results

Source: Auxilium Pharmaceuticals

Highlights

- Focused on development and commercialization of collagenase-based products
  - Collagenase: enzyme that breaks down collagen
  - Over 2300 patients treated; tested in 11 indications
- Partnered with Auxilium for development of injectable collagenase (XIAFLEX™)*
  - Low double digit royalties plus markup on COGS
  - Additional payments to come from Auxilium-Pfizer EU development, commercialization and supply agreement
- Lead indications for XIAFLEX™
  - **Dupuytren's Disease** –BLA accepted with priority review;
  - Unanimous FDA Advisory Committee Vote for Approval in Sept. 2009 (12-0)
  - **Peyronie's Disease** –Phase 2b results reported in Dec. 2009
  - **Frozen shoulder** – Completed Phase 2a
- Current cash sufficient to fund operations through first half of 2012

* Trademark of Auxilium Pharmaceuticals

BioSpecifics

BioSpecifics

TECHNOLOGIES CORP.